UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2024
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 16, 2024, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	220,238,574	2,412,707	294,441	25,613,206
Keith Barr	220,754,622	1,880,442	310,658	25,613,206
M. Brett Biggs	221,801,877	834,992	308,853	25,613,206
Christopher M. Connor	216,498,268	6,140,476	306,978	25,613,206
Brian C. Cornell	211,735,511	10,263,527	946,684	25,613,206
Tanya L. Domier	221,698,988	961,962	284,772	25,613,206
Susan Doniz	207,523,836	15,128,061	293,825	25,613,206
David W. Gibbs	221,565,275	1,070,626	309,821	25,613,206
Mirian M. Graddick-Weir	214,491,434	8,156,188	298,100	25,613,206
Thomas C. Nelson	214,392,595	8,245,380	307,747	25,613,206
P. Justin Skala	219,697,570	2,933,561	314,591	25,613,206
Annie Young-Scrivner	221,652,492	993,501	299,729	25,613,206

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2024 was approved based upon the following votes:

Votes for approval	237,610,113
Votes against	10,533,631
Abstentions	415,184
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	206,166,886
Votes against	14,769,307
Abstentions	2,009,529
Broker non-votes	25,613,206

4.The shareholder proposal regarding adoption of a policy on the use of antimicrobials in food-producing animals was not approved based upon the following votes:

Votes for approval	26,223,263
Votes against	195,424,175
Abstentions	1,298,284
Broker non-votes	25,613,206

5.The shareholder proposal regarding consideration of proposed capital transactions was not approved based upon the following votes:

Votes for approval	1,743,493
Votes against	219,817,996
Abstentions	1,384,233
Broker non-votes	25,613,206

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 21, 2024	/s/ Erika Burkhardt
Vice President and Associate General Counsel